UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2015

COCA-COLA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)
(678) 260-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07.	Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Shareholders on April 28, 2015. The certified results of the matters voted upon at the meeting, which are more fully described in our proxy statement, are as follows:

(1)	Election of twelve (12) directors for terms expiring at the 2016 Annual Meeting of Shareowners

Directors	FOR	AGAINST	ABSTAIN	Broker Non-Votes
Jan Bennink	177,755,241	113,692	320,236	12,157,897
John F. Brock	171,706,886	4,111,827	2,370,456	12,157,897
Calvin Darden	177,033,019	835,535	320,615	12,157,897
L. Phillip Humann	173,912,334	3,921,486	355,349	12,157,897
Orin H. Ingram II	177,716,838	148,998	323,333	12,157,897
Thomas H. Johnson	177,014,790	852,078	322,301	12,157,897
Suzanne B. Labarge	177,746,578	124,274	318,317	12,157,897
Veronique Morali	176,946,269	924,615	318,285	12,157,897
Andrea L. Saia	177,753,974	116,101	319,094	12,157,897
Garry Watts	159,800,665	18,033,538	354,966	12,157,897
Curtis R. Welling	177,737,046	129,873	322,250	12,157,897
Phoebe A. Wood	176,965,348	906,051	317,770	12,157,897

(2)	Non-binding advisory vote on the Company’s executive compensation program

FOR	AGAINST	ABSTAIN	Broker Non-Votes
172,506,166	5,281,369	401,634	12,157,897

(3)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountant firm for the fiscal year 2015

FOR	AGAINST	ABSTAIN	Broker Non-Votes
188,688,514	1,335,579	322,973	0

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC.
(Registrant)
Date: April 29, 2015	By:	/S/SUZANNE N. FORLIDAS
	Name:	Suzanne N. Forlidas
	Title:	Vice President, Secretary and Deputy General Counsel

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